As filed with the Securities and Exchange Commission on June 18, 2010.
Registration No. 333-165934

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2

to

Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1221	43-0921172
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classifications Code Number)	(I.R.S. Employer Identification Number)

One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(314) 994-2700
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary
Arch Coal, Inc.
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
Tel. (314) 994-2700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies of all communications to:

Ronald D. West
Jeffrey W. Acre
K&L Gates LLP
K&L Gates Center
210 Sixth Avenue
Pittsburgh, Pennsylvania 15222
Tel. (412) 355-6500

Approximate date of commencement of proposed sale of the securities to the public:  As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its
Charter and Address, Including Zip Code, and
Telephone Number, Including Area Code, of	State or Other Jurisdiction	I.R.S. Employer
Registrant’s Principal Executive Offices*	of Incorporation	Identification Number

Allegheny Land Company	Delaware	61-0922221
Arch Coal Sales Company, Inc.	Delaware	43-1335853
Arch Coal Terminal, Inc.	Delaware	61-0941499
Arch Development, LLC	Delaware	27-2039231
Arch Energy Resources, LLC	Delaware	20-8889263
Arch Reclamation Services, Inc.	Delaware	43-1724510
Ark Land Company	Delaware	43-0952128
Ark Land KH, Inc.	Delaware	55-1086280
Ark Land LT, Inc.	Delaware	20-1637677
Ark Land WR, Inc.	Delaware	20-1638026
Ashland Terminal, Inc.	Delaware	55-0619683
Catenary Coal Holdings, Inc.	Delaware	43-1629654
Coal-Mac, Inc.	Kentucky	61-0940536
Cumberland River Coal Company	Delaware	43-1522213
Lone Mountain Processing, Inc.	Delaware	43-1580457
Mingo Logan Coal Company	Delaware	13-3074446
Mountain Gem Land, Inc.	West Virginia	55-0696955
Mountain Mining, Inc.	Delaware	61-0925056
Mountaineer Land Company	Delaware	61-0881912
Otter Creek Coal, LLC	Delaware	27-2484254
Prairie Holdings, Inc.	Delaware	20-5273741
Western Energy Resources, Inc.	Delaware	43-1947588

*	The principal executive offices of, and the agent for service for, each additional registrant is c/o Robert G. Jones, Senior Vice President — Law, General Counsel and Secretary, Arch Coal, Inc., One CityPlace Drive, Suite 300, St. Louis, Missouri 63141.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-165934) is being filed solely for the purpose of filing Exhibits 5.1, 5.2 and 23.1. This Amendment No. 2 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus has been omitted, and this Amendment No. 2 consists only of the facing page, this Explanatory Note and Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

The following summary is qualified in its entirety by reference to the complete text of any statutes referred to below and the restated certificate of incorporation and amended and by-laws of Arch Coal, Inc., a Delaware corporation (“Arch Coal” or the “Company”).

Section 102(b)(7) of the Delaware General Corporation Law permits a corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of directors to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware law or (d) for any transaction from which the director derived an improper personal benefit. Our restated certificate of incorporation provides, among other things, that the personal liability of our directors is so eliminated.

Under Section 145 of the Delaware law, a corporation has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorneys’ fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his being a director or officer of the corporation if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provision. Our amended and restated bylaws provide that we will indemnify any person who may be involved, as a party or otherwise, in a claim, action, suit or proceeding (other than any claim, action, suit or proceeding brought by or in the right of Arch Coal, Inc.) by reason of the fact that such person is or was a director or officer, or is or was serving at the request of us as a director or officer of any other corporation or entity, against certain liabilities, costs and expenses. We are also authorized to maintain insurance on behalf of any person who is or was a director or officer, or is or was serving at the request of us as a director or officer of any other corporation or entity, against any liability asserted against such person and incurred by such person in any such capacity or arising out of his status as such, whether or not we would have the power to indemnify such person against such liability under Delaware law. We are a party to agreements with our directors and officers pursuant to which we have agreed to indemnify them against certain costs and expenses incurred by them in their capacities as such.

Item 21.	Exhibits and Financial Statement Schedules.

(a)	Exhibits

The exhibits to this registration statement are listed in the Exhibit Index, which appears elsewhere herein and is incorporated by reference.

Item 22.	Undertakings.

The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(5) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(7) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARCH COAL, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Senior Vice President and Chief
Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven F. Leer Steven F. Leer	Chairman and Chief Executive Officer (Principal Executive Officer)	June 18, 2010

/s/ John T. Drexler John T. Drexler	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 18, 2010

* John W. Lorson	Vice President and Chief Accounting Officer (Principal Accounting Officer)	June 18, 2010

* James R. Boyd	Director

* Frank M. Burke	Director

* John W. Eaves	Director

* Patricia F. Godley	Director

* Douglas H. Hunt	Director

* Brian J. Jennings	Director

* Thomas A. Lockhart	Director

* A. Michael Perry	Director

* Robert G. Potter	Director

Signature	Title	Date

* Theodore D. Sands	Director

* Wesley M. Taylor	Director

*By: /s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ALLEGHENY LAND COMPANY

By:
/s/  John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARCH COAL SALES COMPANY, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David N. Warnecke		Director and President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* C. Henry Besten, Jr.		Director

* John W. Eaves		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARCH COAL TERMINAL, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Calvin N. Hall		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* C. Henry Besten, Jr.		Director

* David N. Warnecke		Director

* John A. Ziegler		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARCH DEVELOPMENT, LLC

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert E. Shanklin	President (Principal Executive Officer)

* John T. Drexler	Vice President (Principal Financial and Accounting Officer)

Arch Coal, Inc.	Member	June 18, 2010

By: /s/ John T. Drexler John T. Drexler Senior Vice President and Chief Financial Officer

* By: /s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARCH ENERGY RESOURCES, LLC

By:	/s/ John T. Drexler
Name:     John T. Drexler
Title: Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David N. Warnecke		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* John W. Eaves		Manager

/s/ Robert G. Jones Robert G. Jones		Manager	June 18, 2010

* Steven F. Leer		Manager

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARCH RECLAMATION SERVICES, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John K. O’Hare		Director and President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

/s/ Robert G. Jones Robert G. Jones		Director	June 18, 2010

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARK LAND COMPANY

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARK LAND KH, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARK LAND LT, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ARK LAND WR, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

ASHLAND TERMINAL, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Calvin N. Hall		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* C. Henry Besten, Jr.		Director

* David N. Warnecke		Director

* John A. Ziegler		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

CATENARY COAL HOLDINGS, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Robert W. Shanks		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* C. Henry Besten, Jr.		Director

* John W. Eaves		Director

* Steven F. Leer		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

COAL-MAC, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Gary L. Bennett		President (Principal Executive Officer)

* John T. Drexler		Director and Vice President (Principal Financial and Accounting Officer)

* John W. Eaves		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

CUMBERLAND RIVER COAL COMPANY

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Gaither Frazier		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* C. Henry Besten, Jr.		Director

* John W. Eaves		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

LONE MOUNTAIN PROCESSING, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Thurman Holcomb		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* John W. Eaves		Director

* James E. Florczak		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

MINGO LOGAN COAL COMPANY

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David Runyon		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* John W. Eaves		Director

* James E. Florczak		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

MOUNTAIN GEM LAND, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

MOUNTAIN MINING, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul A. Lang		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* C. Henry Besten, Jr.		Director

* John W. Eaves		Director

* Steven F. Leer		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

MOUNTAINEER LAND COMPANY

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

OTTER CREEK COAL, LLC

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* William M. Rowlands		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

Arch Coal, Inc.		Member	June 18, 2010

By: /s/ John T. Drexler John T. Drexler Senior Vice President and Chief Financial Officer

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

PRAIRIE HOLDINGS, INC.

By:
/s/  John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul A. Lang		Director and President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* John W. Eaves		Director

* David P. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 18th day of June, 2010.

WESTERN ENERGY RESOURCES, INC.

By:	/s/ John T. Drexler
Name:     John T. Drexler

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* David J. Finnerty		President (Principal Executive Officer)

* John T. Drexler		Vice President (Principal Financial and Accounting Officer)

* Jeffrey D. Addison		Director

* C. Henry Besten, Jr.		Director

* David B. Peugh		Director

*By:	/s/ Robert G. Jones Robert G. Jones	Attorney-in-Fact	June 18, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of December 31, 2005, by and between Arch Coal, Inc. and Magnum Coal Company (incorporated herein by reference to Exhibit 10.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on January 6, 2006).
2.2	Amendment No. 1 to the Purchase and Sale Agreement, dated as of February 7, 2006, by and between Arch Coal, Inc. and Magnum Coal Company (incorporated by reference to Exhibit 2.1 to Arch Coal, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005).
2.3	Amendment No. 2 to the Purchase and Sale Agreement, dated as of April 27, 2006, by and between Arch Coal, Inc. and Magnum Coal Company (incorporated herein by reference to Exhibit 2.1 to the Arch Coal’s Quarterly Report on Form 10-Q for the period ended June 30, 2006).
2.4	Amendment No. 3 to the Purchase and Sale Agreement, dated as of August 29, 2007, by and between Arch Coal, Inc. and Magnum Coal Company (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2007).
2.5	Agreement, dated as of March 27, 2008, by and between Arch Coal, Inc. and Magnum Coal Company (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2008).
2.6	Amendment No. 1 to Agreement, dated as of February 5, 2009, by and between Arch Coal, Inc. and Magnum Coal Company (incorporated by reference to Exhibit 2.6 to Arch Coal, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008).
2.7	Membership Interest Purchase Agreement, dated as of March 8, 2009, by and between Rio Tinto Sage LLC and Arch Coal, Inc. (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on March 12, 2009).
2.8	First Amendment to Membership Interest Purchase Agreement, dated as of April 16, 2009, by and between Rio Tinto Sage LLC and Arch Coal, Inc. (incorporated herein by reference to Exhibit 2.3 to Arch Coal, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2009).
2.9	Second Amendment to Membership Interest Purchase Agreement dated as of September 30, 2009, by and between Rio Tinto Sage LLC and Arch Coal, Inc. (incorporated herein by reference to Exhibit 2.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on October 1, 2009).
3.1	Restated Certificate of Incorporation of Arch Coal, Inc. (incorporated herein by reference to Exhibit 3.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on May 5, 2006).
3.2	Bylaws of Arch Coal, Inc., as amended (incorporated herein by reference to Exhibit 3.1 to Arch Coal Inc.’s Current Report on Form 8-K filed on December 10, 2008).
3.3	Amended and Restated Certificate of Incorporation of Allegheny Land Company (previously filed).
3.4	Bylaws of Allegheny Land Company (previously filed).
3.5	Amended and Restated Certificate of Incorporation of Arch Coal Sales Company, Inc. (previously filed).
3.6	Bylaws of Arch Coal Sales Company, Inc. (previously filed).
3.7	Amended and Restated Certificate of Incorporation of Arch Coal Terminal, Inc. (previously filed).
3.8	Bylaws of Arch Coal Terminal, Inc. (previously filed).
3.9	Certificate of Formation of Arch Development, LLC. (previously filed).
3.10	Operating Agreement of Arch Development, LLC. (previously filed).
3.11	Certificate of Formation of Arch Energy Resources, LLC. (previously filed).
3.12	Limited Liability Company Agreement of Arch Energy Resources, LLC. (previously filed).
3.13	Amended and Restated Certificate of Incorporation of Arch Reclamation Services, Inc. (previously filed).
3.14	Bylaws of Arch Reclamation Services, Inc. (previously filed).
3.15	Amended and Restated Certificate of Incorporation of Ark Land Company (previously filed).
3.16	Bylaws of Ark Land Company (previously filed).
3.17	Certificate of Incorporation of Ark Land KH, Inc. (previously filed).
3.18	Bylaws of Ark Land KH, Inc. (previously filed).
3.19	Amended and Restated Certificate of Incorporation of Ark Land LT, Inc. (previously filed).
3.20	Bylaws of Ark Land LT, Inc. (previously filed).
3.21	Amended and Restated Certificate of Incorporation of Ark Land WR, Inc. (previously filed).
3.22	Bylaws of Ark Land, WR, Inc. (previously filed).
3.23	Amended and Restated Certificate of Incorporation of Ashland Terminal, Inc. (previously filed).
3.24	Bylaws of Ashland Terminal, Inc. (previously filed).
3.25	Amended and Restated Certificate of Incorporation of Catenary Coal Holdings, Inc. (previously filed).
3.26	Bylaws of Catenary Coal Holdings, Inc. (previously filed).

Exhibit No.		Description

3.27		Amended and Restated Articles of Incorporation of Coal-Mac, Inc. (previously filed).
3.28		Bylaws of Coal-Mac, Inc. (previously filed).
3.29		Amended and Restated Certificate of Incorporation of Cumberland River Coal Company (previously filed).
3.30		Bylaws of Cumberland River Coal Company (previously filed).
3.31		Amended and Restated Certificate of Incorporation of Lone Mountain Processing, Inc. (previously filed).
3.32		Bylaws of Lone Mountain Processing, Inc. (previously filed).
3.33		Amended and Restated Certificate of Incorporation of Mingo Logan Coal Company (previously filed).
3.34		Bylaws of Mingo Logan Coal Company (previously filed).
3.35		Amended and Restated Articles of Incorporation of Mountain Gem Land, Inc. (previously filed).
3.36		Bylaws of Mountain Gem Land, Inc. (previously filed).
3.37		Amended and Restated Certificate of Incorporation of Mountain Mining, Inc. (previously filed).
3.38		Bylaws of Mountain Mining, Inc. (previously filed).
3.39		Amended and Restated Certificate of Incorporation of Mountaineer Land Company (previously filed).
3.40		Bylaws of Mountaineer Land Company (previously filed).
3.41		Certificate of Formation of Otter Creek Coal, LLC (previously filed).
3.42		Operating Agreement of Otter Creek Coal, LLC (previously filed).
3.43		Certificate of Incorporation of Prairie Holdings, Inc. (previously filed).
3.44		Bylaws of Prairie Holdings, Inc. (previously filed).
3.45		Amended and Restated Certificate of Incorporation of Western Energy Resources, Inc. (previously filed).
3.46		Bylaws of Western Energy Resources, Inc. (previously filed).
4.1		Indenture, dated as of June 25, 2003, by and among Arch Western Finance, LLC, Arch Western Resources, LLC, Arch of Wyoming, LLC, Mountain Coal Company, L.L.C., Thunder Basin Coal Company, L.L.C. and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 (Reg. No. 333-107569) filed by Arch Western Finance, LLC on August 1, 2003).
4.2		First Supplemental Indenture dated as of October 22, 2004, among Arch Western Finance, LLC, Arch Western Resources, LLC, Arch of Wyoming, LLC, Arch Western Bituminous Group, LLC, Mountain Coal Company, L.L.C., Thunder Basin Coal Company, L.L.C., Triton Coal Company, LLC, and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.4 to Arch Coal, Inc.’s Current Report on Form 8-K filed on October 28, 2004).
4.3		Indenture, dated as of July 31, 2009, by and among Arch Coal, Inc., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Arch Coal, Inc.’s Current Report on Form 8-K filed on July 31, 2009).
4.4		First Supplemental Indenture, dated as of February 8, 2010, by and among Arch Coal, Inc., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.6 to Arch Coal, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009).
4.5		Second Supplemental Indenture, dated as of March 12, 2010, by and among Arch Coal, Inc., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (previously filed).
4.6		Third Supplemental Indenture, dated as of May 7, 2010, by and among Arch Coal, Inc., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to Arch Coal, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010).
4.7		Registration Rights Agreement, dated as of July 31, 2009, by and among Arch Coal, Inc., the subsidiary guarantors named therein and Banc of America Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the initial purchasers named therein (incorporated herein by reference to Exhibit 4.2 to Arch Coal, Inc.’s Current Report on Form 8-K filed on July 31, 2009).
*5	.1	Opinion of K&L Gates, LLP.
*5	.2	Opinion of Jackson Kelly PLLC.
12.1		Statement Regarding Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to Arch Coal, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 and Exhibit 12.1 to Arch Coal Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010).
*23	.1	Consent of Ernst & Young LLP.
23.2		Consent of Weir International, Inc. (previously filed).
*23	.3	Consent of K&L Gates LLP (included in Exhibit 5.1).
*23	.4	Consent of Jackson Kelly PLLC (included in Exhibit 5.2).

Exhibit No.	Description

24.1	Powers of Attorney with respect to Arch Coal, Inc. and the co-registrants other than Otter Creek Coal, LLC (previously filed).
24.2	Power of Attorney with respect to Otter Creek Coal, LLC (previously filed).
25.1	Statement of Eligibility on Form T-1 (previously filed).
99.1	Form of Letter of Transmittal (previously filed).
99.2	Form of Notice of Guaranteed Delivery (previously filed).
99.3	Form of Letter to Clients (previously filed).
99.4	Form of Letter to Registered Holders (previously filed).

*	Filed herewith